                                                                           Exhibit 24

                           LIMITED POWER OF ATTORNEY

                                 August 3, 2022

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Kristopher Wiebeck, Bradford Hale and Seth Cohen as the
undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

1.    Prepare, execute, acknowledge, deliver and file Schedules 13G, 13D, Forms
      3, 4, and 5 (including any amendments thereto), including applications for Form ID, and any actions or documents necessary to facilitate the timely filing of beneficial ownership reports, with respect to the securities of BRP Group, Inc., a Delaware corporation (the "Company"), with the United States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under Sections 13(d) and 16(a) of the Securities Exchange Act
      of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

2.    Seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

3.    Perform any and all other acts which in the discretion of the attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

1.    This Limited Power of Attorney authorizes, but does not require, each attorney-in-fact to act in his discretion on information provided to each such attorney-in-fact without independent verification of such information;

2.    Any documents prepared and/or executed by the attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as each such attorney-in-fact, in his discretion, deems necessary or desirable;

3.    None of the Company or any such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 13 or 16 of the Exchange Act; and

4.    This Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Sections 13(d) and 16 of the Exchange Act. The undersigned hereby gives and grants each attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

This Limited Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each attorney-in-fact.

IN WITNESS WHEREOF, the undersigned hereto have caused this Limited Power of
Attorney to be duly executed as of the day and year first above written.

                                                ELLYN SHOOK

                                                By: /s/ Ellyn Shook
                                                    -------------
                                                Name: Ellyn Shook